UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 1, 2007 (May 29, 2007)

SULPHCO, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-32636	88-0224817
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5310 Kietzke Lane, Suite 101
Reno, NV 89511
(Address of principal executive offices)

Registrant’s telephone number, including area code (775) 829-1310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

-

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 29, 2007, pursuant to Section 8.1 of the Amended and Restated Bylaws (the “Bylaws”) of SulphCo, Inc. (the “Company”), the Board of Directors of the Company unanimously approved amendments to the Bylaws during a special Board meeting. The amendments to the Bylaws were necessary to correct inconsistencies with the Restated Articles of Incorporation of the Company regarding the ability to elect Directors by written consent of the stockholders. The Bylaws were amended to conform to the Restated Articles of Incorporation as set forth in the attached Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number    Description
3.1    Amendment to Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SULPHCO, INC.

Dated as of: June 1, 2007	By:	/s/ Larry Ryan

Name: Larry Ryan Title: CEO